Exhibit 10.3

ELECTRONICALLY RECORDED		2015099543
TRV	8	PGS

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 4th Floor Costa Mesa, California 92626 Attention: David J. D'Amour, Esquire

		THIS SPACE ABOVE FOR RECORDER'S USE

FIRST MODIFICATION AGREEMENT
(Short Form – Domain Gateway)
This FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway) (this "Agreement") is dated as of June 19, 2015, by and among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company ("Grantor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below, the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
(A)    Agent, the Lenders, Grantor and KBSIII PARK PLACE VILLAGE, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively, together with any new "Borrowers" becoming party to the Loan Agreement from time to time, "Borrowers") entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.
(B)    The Loan is evidenced by Promissory Notes in the aggregate principal amount of $200,000,000.00, each made by Borrowers in favor of a Lender (collectively, the "Notes").
(c)    As of the date of this Agreement, the Committed Amount is $200,000,000, the Principal Balance is $100,000,000.00, the Revolving Portion is $100,000,000 (of which $0.00 of principal is outstanding), and the Non-Revolving Portion is $100,000,000 (of which $100,000,000 of principal is outstanding).

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway) Page 1

(D)    The obligations of Borrowers under the Notes and the Loan Agreement are secured by, among other things, that certain Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Domain Gateway) recorded as Instrument No. 2014036078 in the Official Records of Travis County, Texas on March 14, 2014 (the “Deed of Trust”). The Deed of Trust encumbers the property described on Exhibit A hereto.
(E)    Concurrently with entering into this Agreement, Agent, the Lenders and Borrowers are entering into that certain First Modification Agreement (Long Form) (the "Long Form Agreement"), pursuant to which Borrowers, Agent and the Lenders have agreed to modify the Loan Agreement and the other Loan Documents as more particularly described therein. Among other things, Borrowers, Agent and the Lenders have agreed to (i) extend the maturity of the Loan to June 1, 2019, as such date may be extended in accordance with the provisions of Section 1.4 of the Loan Agreement, (ii) modify the interest rate applicable to the Loan, and (iii) modify the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
(F)    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust and the other "Loan Documents" described in the Loan Agreement. This Agreement and the Long Form Agreement also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and Grantor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement (i) extends the maturity of the Loan to June 1, 2019, as such date may be extended in accordance with the provisions of Section 1.4 of the Loan Agreement, (ii) modifies the interest rate applicable to the Loan, and (iii) modifies the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
3.The Deed of Trust is hereby amended as follows:
(a)    In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan and all present and future indebtedness and obligations of Borrowers under (i) the Loan Agreement and the other Loan Documents, as amended by the Long Form Agreement, (ii) the Long Form Agreement, (iii) this Agreement, (iv) any Swap Contracts, and (v) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Swap Contracts, the other Loan Documents and/or the Long Form Agreement, regardless of whether any such amendment, modification,

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway) Page 2

renewal or extension is evidenced by a new or additional instrument, document or agreement.
(b)    All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Long Form Agreement.
4.This Agreement shall be governed by the laws of the State of Texas, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
5.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
6.Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated in its entirety.
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES TO FOLLOW]

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway) Page 3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

AGENT:
U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Christopher R. Coburn
Name:	Christopher R. Coburn
Title:	Assistant Vice President

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway)                     Page S-1

"GRANTOR"

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT
TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway)                     Page S-2

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway)

EXHIBIT A

LEGAL DESCRIPTION

That certain real property located in Travis County, Texas, more particularly described as follows:
TRACT 1, PARCEL A:
Lot 3A, RREEF DOMAIN BLOCK V SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 201100200 of the Official Public Records of Travis County, Texas.

TRACT 1, PARCEL B:
Leasehold Estate created by that certain Parking Ground Lease, dated April 9, 2009, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, as amended by that certain First Amendment to Parking Ground Lease, dated August 19, 2011, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, and further amended by that certain Second Amendment to Parking Ground Lease, dated September 29, 2011, executed by and between RREEF Domain LP, a Texas limited partnership, as Lessor, and Domain Gateway I, LP, a Texas limited partnership, as Lessee, evidenced by Memorandum of Lease recorded under Document No. 2011142878, as modified, affected or amended by Assignment and Assumption of Lessee’s Interest in Ground lease (Domain Gateway) dated September 29, 2011, by and between Domain Gateway I, LP, Assignor, to KBSIII Domain Gateway, LLC, Assignee, recorded in Document No. 2011143153, of the Official Public Records of Travis County, Texas, in and to that certain tract or parcel of land containing 4.218 acres, more or less, being a portion of Lot 2A, RREEF DOMAIN BLOCK V SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 201100200 of the Official Public Records of Travis County, Texas.

TRACT 2: EASEMENT ESTATE ONLY for the benefit of Tract 1 as created and described in that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions for “The Domain” recorded on July 24, 2007 under Document No. 2007136702 as amended by instruments recorded under Documents Nos. 2007137333, 2007138719 and 2008106205, and as further amended by instrument recorded under Document No. 2007210778 of the Official Public Records of Travis County, Texas.

TRACT 3: EASEMENT ESTATE ONLY for the benefit of Tract 1 as created and described in that certain First Amended and Restated Joint Use Access Agreement dated February 12, 2009, recorded on March 3, 2009 under Document No. 2009032626 of the Official Public Records of Travis County, Texas.

TRACT 4: : EASEMENT ESTATE ONLY for the benefit of Tract 1 as created and described in that certain Declaration of Easements and Restrictive Covenant Regarding Unified Development and Maintenance of Drainage Facilities recorded on November 20, 2007 under Document No. 2007210778 of the Official Public Records of Travis County, Texas.

FIRST MODIFICATION AGREEMENT (Short Form –Domain Gateway)	Exhibit A, Page 1